UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 24, 2006

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)
(920) 751-7777
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.      Results of Operations and Financial Condition.

        On October 24, 2006, Banta Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s third quarter financial results for the period ended September 30, 2006. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Use of Non-GAAP Measures

        The Company reports its financial results of operations in accordance with generally accepted accounting principles (“GAAP”). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Press Release include the Company’s earnings and diluted earnings per share from continuing operations for the three- and nine-month periods ended September 30, 2006, excluding restructuring and asset impairment charges and the reversal of a tax contingency reserve. Management believes it is useful for investors to understand how its core operations performed without the effects of the restructuring and asset impairment charges and the reversal of the tax reserve.

        In the Company’s judgment, excluding the restructuring and asset impairment charges and the reversal of the tax reserve from the Company’s financial results allows investors to trend, analyze and benchmark in a meaningful manner the performance of the Company’s core operations. In addition, the Company believes that providing earnings and diluted earnings per share from continuing operations excluding the effect of the items listed above provides another useful comparison of the Company’s operational performance in 2006 to the comparable periods in 2005 and expected performance in 2006, 2007 and 2008. The Company has provided within the Press Release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The non-GAAP financial measures included in the Press Release are intended to supplement the reader’s overall understanding of the Company’s current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supersede or replace the Company’s GAAP results or expectations.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Banta Corporation, dated October 24, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: October 24, 2006	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated October 24, 2006

Exhibit
Number

(99.1)	Press Release of Banta Corporation, dated October 24, 2006.